SCHWAB ETFs
SCHWAB STRATEGIC TRUST
(the “Trust”)

Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Small-Cap ETFtm

Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Supplement dated May 25, 2010 to the
Prospectuses dated November 3, 2009

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Ferian Juwono, CFA, a managing director and portfolio manager of the Adviser, has day-to-day responsibility for co-management of the funds. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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REG55994-00 (05/10)